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                                                                    Exhibit 99.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

      The undersigned Chief Executive Officer and Chief Financial Officer of First Keystone Financial, Inc. (the "Registrant") hereby certify that the Registrant's Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                   /s/ Donald S. Guthrie
                                   ---------------------------------------------
                                   Name: Donald S. Guthrie
                                   Title: Chairman and Chief Executive Officer

                                   /s/ Thomas M. Kelly
                                   ---------------------------------------------
                                   Name: Thomas M. Kelly
                                   Title: President and Chief Financial Officer

Date:  May 15, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to First Keystone Financial, Inc. and will be retained by First Keystone Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.